UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 23, 2006

MLM INDEX™ FUND

(Exact name of registrant as specified in its charter)

Delaware	0-49767	Unleveraged Series	22-2897229
		Leveraged Series	22-3722683
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 510, Princeton, New Jersey	08542
(Address of principal executive offices)	(Zip Code)

(609) 924-8868

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 4.02(b)	Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review

On June 22, 2006, the MLM INDEX™ FUND(MLM) filed an Amended 10-K (10-K/A) amending the original 10-K filed on April 17, 2006. On June 23, 2006, the auditor of MLM notified its Chief Financial Officer, that the 10-K/A filed on June 22, 2006 was incomplete insomuch as the amendment did not include the entire Form 10-K Items being amended. MLM will prepare and file a corrected amendment. Until this is completed, the previously filed 10-K/A should not be relied upon.

MLM’s authorized officers have discussed these matters with the independent accountant, Grant Thornton, LLP.

As of the date of the filing of this Form 8-K, MLM has not yet determined when the 10-K/A will be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLM INDEX™ FUND
By: Mount Lucas Management Corporation, Manager

By: /s/Timothy Rudderow
Timothy Rudderow, President